[Letterhead of Michael Carlos Buarque De Macedo]


                                February 14, 1997


YATER MEDICAL GROUP, P.C.
1780 Massachusetts Avenue, N.W.
Washington, D.C.  20036

      Re: Agreement for Legal Services

Dear Sirs/Madams:

      This is to confirm our understanding regarding the provision of legal services by our firm to YATER MEDICAL GROUP, P.C. ("YATER"). In consideration for YATER's payment of one-third of the salary of Tatiana Daniels Macedo, Esq., an attorney employed by this firm, payable in equal installments twice per month, plus approved expenses, our firm will provide YATER with legal consultant services consisting of up to one-third of Ms. Macedo's time performing legal work for this firm. This agreement is terminable by either party with two (2) weeks prior written notice.

                                    Very truly yours,

                                    Michael Carlos Buarque de Macedo


                                    By: /s/ Mickey Macedo
                                        ----------------------------
                                        Mickey Macedo

Agreed and accepted by:

YATER MEDICAL GROUP, P.C.


By: /s/ P. Steven Macedo, M.D.
    --------------------------
    P. Steven Macedo, M.D.
    President

                [Letterhead of Michael Carlos Buarque De Macedo]


                                February 14, 1997


HEALTH QUALITY MANAGEMENT, INC.
5110 Ridgefield Road, Suite 212
Bethesda, Maryland  20814

      Re: Agreement for Legal Services

Dear Sirs:

      This is to confirm our understanding regarding the provision of legal services by our firm to HEALTH QUALITY MANAGEMENT, INC. ("HQM"). In consideration for HQM's payment of one-third of the salary of Tatiana Daniels Macedo, Esq., an attorney employed by this firm, payable in equal installments twice per month, plus approved expenses, our firm will provide HQM with legal consultant services consisting of up to one-third of Ms. Macedo's time performing legal work for this firm. This agreement is terminable by either party with two (2) weeks prior written notice.

                                    Very truly yours,

                                    Michael Carlos Buarque de Macedo


                                    By: /s/ Mickey Macedo
                                        ----------------------------
                                        Mickey Macedo


Agreed and accepted by:

HEALTH QUALITY MANAGEMENT, INC.


By: /s/ Harrison G. Jett
    ------------------------------

                [Letterhead of Michael Carlos Buarque De Macedo]


                                February 19, 1997


Michael Carlos Buarque de Macedo
Attorneys at Law
5301 Wisconsin Avenue, N.W., Suite 620
Washington, D.C.  20015

      Re:  Clarification of Agreements for Legal Services

Dear Mr. Macedo:

      This is to clarify and confirm that the agreement by each of the undersigneds to pay one-third of the salary of Tatiana Daniels Macedo, Esq., an attorney employed by your law firm, in exchange for legal consultant services by your firm, is retroactive to January 1, 1997, the commencement date of the employment agreement between your firm and Ms. Macedo.

                              Very truly yours,

                              HEALTH QUALITY MANAGEMENT, INC.


                              By: /s/ Harrison G. Jett
                                  -----------------------------------------
                                  Harrison G. Jett,
                                  Chief Financial Officer


                              MEDI-CEN, CORP. OF MARYLAND


                              By: /s/ Jerry W. Clever
                                  -----------------------------------------
                                  Jerry W. Clever, D.S.W.
                                  Vice President of Clinical Affairs


                              By: /s/ Gregory Winston
                                  -----------------------------------------
                                  Gregory Winston
                                  Vice President of Operations


                              YATER MEDICAL GROUP, P.C.


                              By: /s/ P. Steven Macedo
                                  -----------------------------------------
                                  P. Steven Macedo, M.D.,
                                  President

                [Letterhead of Michael Carlos Buarque De Macedo]


                                February 14, 1997


MEDI-CEN, CORP. OF MARYLAND
5530 Wisconsin Avenue, Suite 1248
Chevy Chase, Maryland  20815

      Re: Agreement for Legal Services

Dear Sirs:

      This is to confirm our understanding regarding the provision of legal services by our firm to MEDI-CEN, CORP. OF MARYLAND ("MEDI-CEN"). In consideration for MEDI-CEN's payment of one-third of the salary of Tatiana Daniels Macedo, Esq., an attorney employed by this firm, payable in equal installments twice per month, plus approved expenses, our firm will provide MEDI-CEN with legal consultant services consisting of up to one-third of Ms. Macedo's time performing legal work for this firm. This agreement is terminable by either party with two (2) weeks prior written notice.

                                    Very truly yours,

                                    Michael Carlos Buarque de Macedo


                                    By: /s/ Mickey Macedo
                                        ----------------------------
                                        Mickey Macedo


Agreed and accepted by:

MEDI-CEN, CORP. OF MARYLAND

By:
      ----------------------------------
      Jerry W. Clever, D.S.W.
      Vice President of Clinical Affairs


      ----------------------------------
      Gregory Winston
      Vice President of Operations

                [Letterhead of Michael Carlos Buarque De Macedo]


                                February 14, 1997


YATER MEDICAL GROUP, P.C.
1780 Massachusetts Avenue, N.W.
Washington, D.C.  20036

      Re: Agreement for Legal Services

Dear Sirs/Madams:

      This is to confirm our understanding regarding the provision of legal services by our firm to YATER MEDICAL GROUP, P.C. ("YATER"). In consideration for YATER's payment of one-third of the salary of Tatiana Daniels Macedo, Esq., an attorney employed by this firm, payable in equal installments twice per month, plus approved expenses, our firm will provide YATER with legal consultant services consisting of up to one-third of Ms. Macedo's time performing legal work for this firm. This agreement is terminable by either party with two (2) weeks prior written notice.

                                    Very truly yours,

                                    Michael Carlos Buarque de Macedo


                                    By: ____________________________
                                        Mickey Macedo


Agreed and accepted by:

YATER MEDICAL GROUP, P.C.


By:   _________________________
      P. Steven Macedo, M.D.
      President